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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


        Date of Report (Date of earliest event reported): April 17, 2000
                                                          --------------


                            Park National Corporation
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)



           Ohio                     1-13006                   31-1179518
------------------------      ------------------      ------------------------
    (State or other               (Commission              (IRS Employer
    jurisdiction of               File Number)            Identification No.)
    incorporation)



          50 North Third Street, P.O. Box 3500, Newark, Ohio 43058-3500
     -----------------------------------------------------------------------
          (Address of principal executive offices)          (Zip Code)


        Registrant's telephone number, including area code (740) 349-8451
                                                           --------------


                                 Not Applicable
         --------------------------------------------------------------
         (Former name or former address, if changed since last report.)



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Item 5.       Other Events
--------------------------

              On April 17, 2000, Park National Corporation ("Park") issued a News Release reporting earnings for the first quarter ended March 31, 2000 and the declaration of a second quarter cash dividend of $.65 per share payable June 9, 2000 to shareholders of record on May 26, 2000. The News Release also addresses the status of the pending mergers of U.B. Bancshares, Inc. and SNB Corp. into Park. A copy of the News Release is included as Exhibit 99.

Item 7.       Financial Statements and Exhibits.
-----------------------------------------------

              (a) and (b)   Not applicable.

              (c)     Exhibits:
                      --------

              Exhibit No.                           Description
              -----------                           -----------
                  99                        News Release dated April 17, 2000


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                                   SIGNATURES
                                   ----------

                  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        PARK NATIONAL CORPORATION



Date:  April 17, 2000                   By: /s/ David C. Bowers
                                           -------------------------------------

                                        Printed Name:  David C. Bowers
                                                     ---------------------------

                                        Its:     Secretary
                                            ------------------------------------


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                                INDEX TO EXHIBITS
                                -----------------



     Exhibit No.                   Description                    Page No.
     -----------                   -----------                    --------
         99             News Release dated April 17, 2000             *



----------------------
*Filed herewith.


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